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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8 - K
                                     REPORT


                               FREEDOM SURF, INC.

          Nevada                                               88-0446457
          -------                                              -----------
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

           17011 Beach Blvd., Suite 710
           Huntington Beach, CA                                  92648
(Address of Principal Executive Offices)                       (Zip Code)

                                 (714) 843-6633
                           (Issuer's Telephone Number)

          SECURITIES REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:
                                     (None)

           SECURITIES REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:
                         Common Stock, par value $0.001
                                (Title of Class)

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FORWARD LOOKING STATEMENTS

Freedom Surf, Inc., ("Freedom Surf, Inc.," or the "Company") cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be deemed to have been made in this Form 8-K or that are otherwise made by or on behalf of the Company. For this purpose, any statements contained in the Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," "plans," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Factors that may affect the Company's results include, but are not limited to, the Company's limited operating history, its ability to produce additional products and services, its dependence on a limited number of customers and key personnel, its possible need for additional financing, its dependence on certain industries, and competition from its competitors. With respect to any forward-looking statements contained herein, the Company believes that it is subject to a number of risk factors, including: the Company's ability to implement its product strategies to develop its business in emerging markets; competitive actions; and, general economic and business conditions. Any forward-looking statements in this report should be evaluated in light of these important risk factors. The Company is also subject to other risks detailed herein or set forth from time to time in the Company's filings with the Securities and Exchange Commission.

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TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant                                     4

Item 2.  Acquisition or Disposition of Assets                                 4

Item 3.  Bankruptcy or Receivership                                           5

Item 4.  Changes in Registrant's Certifying Accountant                        5

Item 5.  Other Events                                                         5

Item 6.  Resignation of Registant's Directors                                 5

Item 7.  Financial Statements and Exhibits                                    6

Item 8.  Change in Fiscal Year                                                6

Item 9.  Change in Security Ratings                                           6

Signatures                                                                    6

                                        3

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Item 1.  Changes in Control of Registrant

Not Applicable

Item 2.  Acquisition or Disposition of Assets

On October 19, 2000 the Company sold its entire inventory of equipment which it purchased in 1999 for the manufacture of neoprene wet suits to Ronbridge Investments, Ltd., a Hong Kong corporation, doing business in Hong Kong, China. The sale price was $4,750,000.00. The buyer made a cash down payment of $750,000.00 which was paid into the treasury of the Company and agreed to pay the balance of $4,000,000.00 on or before March 18, 2002 with interest payable quarterly in arrears at the rate of 6% per annum on the declining balance due.

Additionally, the buyer assumed the Company's outstanding debt to Pacific Standard Financial Group, Inc. of $335,000.00 which is due on or before December 10, 2001.

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Item 3.  Bankruptcy or Receivership

Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

Not Applicable

Item 5.  Other Events

Not Applicable

Item 6.  Resignation of Registrant's Directors

Not Applicable

                                        5

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Item 7.  Financial Statements and Exhibits

Exhibits attached:

Exhibit 10 - Asset Purchase Agreement Between Ronbridge
Investments, Ltd. and Freedom Surf, Inc. dated October 19, 2000

Item 8.  Changes in Fiscal Year

Not Applicable

Item 9.  Change is Security Rating

Not Applicable


                                   SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                               Freedom Surf, Inc.
                                  (Registrant)


Dated: October 20, 2000

/S/ Rick Songer
-----------------------------------
Rick Songer
Chief Executive Officer & Director

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